UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2011

BEACON FEDERAL BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-33713 (Commission File Number)	26-0706826 (I.R.S. Employer Identification No.)

6611 Manlius Center Road, East Syracuse, NY 13057
 (Address of principal executive offices)

(315) 433-0111
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                       Results of Operations and Financial Condition.

On February 10, 2011, Beacon Federal Bancorp, Inc. (the “Company”) issued a press release disclosing its results of operations and financial condition at and for the three and twelve months ended December 31, 2010.  A copy of the press release is included as Exhibit 99.1 to this report.  The Company will include final financial statements and additional analyses at and for the period ended December 31, 2010, as part of its Form 10-K covering that period.

           The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired: None

(b)  Pro Forma Financial Information: None

(c)  Shell company transactions: None

(d)  Exhibits:

    Exhibit 99.1: Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON FEDERAL BANCORP, INC.
Date: February 10, 2011
By:	/s/ Darren T. Crossett
Darren T. Crossett
Senior Vice President
(Duly Authorized Representative)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 10, 2011, announcing the Company’s results of operations and financial condition at and for the three and twelve months ended December 31, 2010.